MANAGED PORTFOLIO SERIES

Nuance Mid Cap Value Fund

(the “Fund”)

Supplement dated October 11, 2016 to the

Prospectus for the Fund
dated August 28, 2016.

Effective immediately, footnote 3 on page 6 of the Prospectus is deleted and replaced in its entirety with the following:

(3)	Nuance Investments, LLC (the “Adviser”) has contractually agreed to reduce its management fees and reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.40% of the average daily net assets of the Investor Class and 1.15% of the average daily net assets of the Institutional Class. Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made, if such recoupment can be achieved without exceeding the expense limit in effect for each respective class at the time the reimbursement or reduction occurred and at the time of recoupment. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least August 27, 2017.

This supplement should be retained with your Prospectus for future reference.